Taxation	12 Months Ended
Dec. 31, 2020
Disclosure of income tax [text block] [Abstract]
Taxation
8.	Taxation

For each of the periods ended December 31, 2020, 2019 and 2018, the Group earned no revenues and generated losses. It recognised a current and deferred tax expense of nil for each of those years.

During 2020, 2019 and 2018, the Group’s Portuguese operations were subject to a statutory tax rate of 21%. In Ireland, the Group was subject to a corporate income tax rate of 12.5%.

A reconciliation between taxes on income reflected on the Consolidated statement of profit or loss and other comprehensive income and the expected income tax benefit, based on the Group’s statutory tax rate, for the years ended December 31, 2020, 2019 and 2018 is as follows:

	2020	2019	2018
Reconciliation of effective tax rate	€’000	€’000	€’000
Loss before tax	(183,130)	(2)	-
Tax using Group’s domestic tax rate at 12.5%	22,931	-	-
Tax effect of:
Non-deductible expenses	(22,428)	-	-
Current-year losses for which no deferred tax asset is recognized	(503)	-	-
Total tax charge	-	-	-

In the periods ended December 31, 2020, 2019 and 2018, no deferred tax assets have been recognized in respect of losses incurred, due to the uncertainty of the Group’s ability to generate taxable profits in the foreseeable future. The current assessment regarding the usability of deferred tax assets may change, depending on the Group’s taxable income in future years. This may result in higher or lower deferred tax assets related to tax losses carried forward. As of December 31, 2020, the Group had accumulated tax losses in Portugal of approximately €2 million that may be offset against future taxable profits of the Group subject to certain limitations.

The Group has limited taxable temporary differences and no tax planning opportunities available that could partly support the recognition of these losses as deferred tax assets. On this basis, the Group has determined that it cannot recognise deferred tax assets on the tax losses carried forward as well as on temporary differences.